SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported)    September 17, 1996

                        Newcourt Receivables Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                    33-98378                          77-041305
              (Commission File Number)             (I.R.S. Employer
                                                   Identification No.)

                                   408-271-0500
               (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

                                   Index to Exhibits appears at page 4.

          ITEM 5.  OTHER EVENTS.

               The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

          EXHIBIT NO.              DOCUMENT DESCRIPTION

          1.1        Underwriting Agreement.

          1.2        Terms Agreement.

          4.1        Purchase Agreement

          4.2        Pooling and Servicing Agreement.

          4.3        Series 1996-2 Supplement to the Pooling and
                     Servicing Agreement.

          4.4        Class A Trust Indenture

          20         Monthly Servicer's Certificate.



                                    SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEWCOURT RECEIVABLES CORPORATION

          DATED:  September 24, 1996    By:  /s/ Daniel A. Jauernig
                                            Daniel A. Jauernig
                                            Vice President and Chief Financial
                                              Officer and Director



                                INDEX TO EXHIBITS

          EXHIBIT NO.              Document Description

          1.1        Underwriting Agreement.

          1.2        Terms Agreement.

          4.1        Purchase Agreement

          4.2        Pooling and Servicing Agreement.

          4.3        Series 1996-2 Supplement to the Pooling and
                     Servicing Agreement.

          4.4        Class A Trust Indenture

          20         Monthly Servicer's Certificate.